SUPPLEMENT TO THE
FIDELITY CAPITAL
APPRECIATION FUND
PROSPECTUS
DATED DECEMBER 20, 1995
   On July 11, 1994, a lawsuit was commenced against the fund and over
5,000     other defendants as a defendants   '     class action suit in the
United States Bank   ruptcy Court for the District of Colorado by Jeffrey
A. Weinman as Trustee for the Integra Unsecured Creditors' Trust. Plaintiff claims that a December 1988 spin-off (the "Spin Off") in which Integra distributed to its shareholders (including the fund) its 90% interest in ShowBiz Pizza Time, Inc. ("ShowBiz") was a fraudulent conveyance and an unlawful dividend. Through the Spin-Off, the fund received 377,520 shares of ShowBiz common stock with an initial market value of approximately $2.1 million. The fund believes that the claims are without merit and intends to defend the proceedings vigorously; however, on June 27, 1996, the Bankruptcy Court denied the defendants' motion to dispose of the case based on certain threshold issues.
The following information replaces that found in the section entitled "FMR and Its Affiliates" on page 9.
Harry Lange is manager of Capital Appreciation, which he has managed since March 1996. Previously, Mr. Lange managed Select Technology, Select Computers, and Select Electronics, and he served as director of research for Fidelity Management & Research (Far East) Inc. from 1988 to 1992. Mr. Lange joined Fidelity in 1987.